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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) OCTOBER 24, 2000


                            PRIMA ENERGY CORPORATION
             (Exact name of Registrant as specified in its charter)

          DELAWARE                      0-9408                  84-1097578
(State or other jurisdiction of      (Commission            (I.R.S. Employer
incorporation or organization)       file number)          Identification No.)


                    1801 BROADWAY, SUITE 500, DENVER CO 80202
               (Address of principal executive offices) (Zip Code)

                                 (303) 297-2100
              (Registrant's telephone number, including area code)

                                    NO CHANGE
          (Former name or former address, if changed from last report.)


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                            PRIMA ENERGY CORPORATION
                                    FORM 8-K
                                OCTOBER 24, 2000


ITEM 5. OTHER EVENTS

         On October 24, 2000, Prima Energy Corporation, a Delaware corporation, issued a press release containing an update of Prima's activities in the Denver and Powder River Basins. A copy of the press release is attached hereto as
Exhibit 99.1




ITEM 7c. EXHIBITS

         The following exhibit is filed herewith pursuant to the provisions of
Item 601 of Regulation S-K.


    Exhibit No.     Document
    -----------     --------

        99.1        Prima Energy Corporation Press
                    Release dated October 24, 2000



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            PRIMA ENERGY CORPORATION
                                                  (Registrant)



Date October 27, 2000                       By  /s/ Richard H. Lewis
     ----------------                           ---------------------------

                                                Richard H. Lewis,
                                                President and
                                                Principal Financial Officer


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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER      DESCRIPTION
-------     -----------
  99.1      Prima Energy Corporation Press
            Release dated October 24, 2000